April 20, 2000


                                              By EDGARLink Transmission
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Century Bancshares, Inc.
                  Commission File No. 1-16234
                  Definitive Proxy Materials

Ladies and Gentlemen:

On behalf of Century Bancshares, Inc., a Delaware corporation (the "Company"), and pursuant to Rule 14a-6(b) promulgated pursuant to the Securities Exchange Act of 1934, as amended, transmitted herewith is one definitive copy of the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders to be held June 2, 2000. The materials include the cover page required by Rule 14a-6(m).

There is no filing fee applicable to the Company's definitive proxy materials. In accordance with Rule 14a-6(d), the Company has authorized us to advise the Commission that the Company intends to begin release of the definitive copies of its proxy materials to shareholders on April 26, 2000.

The enclosed preliminary materials also seek stockholder approval of a new stock option plan. A copy of the plan has been filed with the proxy statement as required by Instruction 3 of Item 10 of Schedule 14A. In accordance with the requirements of Instruction 5 of Item 10 of Schedule 14A, the Company has authorized us to inform the Commission that, if the Company's stockholders approve such plan at its Annual Meeting of Stockholders, the Company intends to file as promptly as practicable thereafter a registration statement on Form S-8 with respect to the offer and sale of the shares of common stock pursuant to the plan. As described in the proxy statement, no options may be issued under the proposed plan prior to approval of the stockholders.

Questions or comments concerning the enclosed materials may be addressed to the undersigned, collect, at (713) 221-1301.

                                              Very truly yours,

                                              Bracewell & Patterson, L.L.P.

                                              /s/ John R. Brantley

                                              John R. Brantley

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by Registrant [ X ]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:
[     ]      Preliminary Proxy Statement
[     ]      Confidential, for Use of Commission Only
             (as permitted by Rule 14a-6(e)(2))
[ X   ]      Definitive Proxy Statement
[     ]      Definitive Additional Materials
[     ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Century Bancshares, Inc.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X   ]      No fee required.
[     ]      Fee computed on table below per Exchange Act
             Rules 14a-6(i)(4) and 0-11.
             1) Title of each class of securities to which transaction applies:


             2) Aggregate number of securities to which transaction applies:


             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:

             5) Total fee paid:

[     ]      Fee paid previously with preliminary materials.
[     ]      Check  box if any  part  of the  fee is  offset  as  provided  by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:


             2)   Form, Schedule or Registration Statement No.:


             3)   Filing Party:



             4)   Date Filed:

                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2000

TO THE HOLDERS OF COMMON STOCK
  OF CENTURY BANCSHARES, INC.:

         Notice is hereby given that the 2000 Annual Meeting of the Stockholders ("Annual Meeting") of Century Bancshares, Inc. ("Company") will be held at JW Marriott Hotel, 1331 Pennsylvania Avenue, NW, Washington, DC 20004 at 11:00 a.m. (local time) on Friday, June 2, 2000, for the following purposes:

         1. to elect a Board of seven directors to serve until the 2001 Annual Meeting of Stockholders of the Company, and until their respective successors have been elected and qualified;

         2. to consider and act upon a proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from five million to ten million shares;

         3. to consider and act upon a proposal to approve the Century Bancshares, Inc. 2000 Stock Awards Plan; and

         4. to transact such other business as may properly come before the meeting or any adjournment thereof.

         All holders of common stock of record at the close of business on April 5, 2000 are entitled to vote at the Annual Meeting and any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the Company's principal office, at 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

         Stockholders are cordially invited to attend the meeting in person.

                                        By Order of the Board of Directors

                                        /s/ William C. Oldaker_________
                                        William C. Oldaker
                                        Secretary
Washington, D.C.
April 26, 2000
                                                 IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED. YOU ARE URGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, MERELY SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                 PROXY STATEMENT
                   FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by, and on behalf of, the Board of Directors of Century Bancshares, Inc. ("Company") of proxies for use at the 2000 Annual Meeting of Stockholders of the Company to be held on Friday, June 2, 2000 at 11:00 a.m. (local time), at the JW Marriott Hotel, 1331 Pennsylvania Avenue, NW, Washington, DC 20004, and any adjournment thereof ("Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice, and the enclosed form of proxy will be mailed to stockholders on or about April 26, 2000.

Proxies

         For the proxy solicited hereby to be voted, the enclosed form of proxy must be signed (as registered), dated, and returned to the Company in a timely manner. Proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and which are not revoked will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly executed and received by the Company and which is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified, FOR approval of the amendment of the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from five million to ten million shares, and FOR approval of the Century Bancshares, Inc. 2000 Stock Awards Plan. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Annual Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies. The proxy also confers on the persons named therein discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company prior to February 15, 2000.

         Please ensure that your shares will be voted by signing (as registered), dating, and returning the enclosed form of proxy in the enclosed postage-paid envelope. A stockholder may revoke a proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy, by attending the Annual Meeting and voting in person, or by giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, or hand delivered to the Corporate Secretary at the aforementioned address (or at the Meeting) at or before the taking of the vote at the Annual Meeting.

Voting Securities


         The Board of Directors of the Company has fixed the close of business on April 5, 2000 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 2,593,033 shares of its common stock, $1.00 par value ("Common Stock"), the only class of voting securities outstanding. Only the record owners of the Common Stock are entitled to notice of, and to vote at, the Annual Meeting.

Quorum and Other Matters

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as authorizing the casting of a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters. In deciding all questions, each share of Common Stock is entitled to one vote, in person or by proxy. Votes at the Annual Meeting will be tabulated by an Inspector of Election appointed by the Company.

         The Company's Certificate of Incorporation, as amended, provides that amendments thereto must be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote thereon. Accordingly, an abstention or a non-vote with respect to the proposed amendment to the Company Certificate of Incorporation, as amended, or a failure to attend the meeting in person or by proxy, will have the effect of a vote against the proposal. Approval of the Century Bancshares, Inc. 2000 Stock Awards Plan requires a majority vote of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Accordingly, an abstention with respect to the proposed stock awards plan will have the effect of a vote against the 2000 Stock Awards Plan. However, under Delaware law a non-vote will not be considered in determining the outcome of the vote on the 2000 Stock Awards Plan. Directors are elected by a plurality of the shares present in person or by proxy at a meeting at which a quorum is present. As a result, the seven nominees for director receiving the greatest number of votes of shares of Common Stock present in person or represented by proxy at the meeting, although not necessarily a majority of such shares, will be elected to serve as directors until the Company's 2000 Annual Meeting of Stockholders. An abstention, a non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees. All other matters properly to come before the Annual Meeting for which the Company's Certificate of Incorporation, as amended, does not require the affirmative vote of the holders of two-thirds of the outstanding shares of common stock of the Company, require the approval of a majority of outstanding shares of Common Stock of the Company present, in person or by proxy, at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth the name, address and number of shares of Common Stock owned beneficially at the Record Date by (a) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (b) each nominee to serve as director of the Company; (c) each of the Company's executive officers named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group. No executive officer or director of the Company has any family relationship with any other officer or director. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

        Name of                   Amount and Nature of           Percent
  Beneficial Owner               Beneficial  Ownership(1)        of Class

Joseph S. Bracewell                 201,342 (2)                    7.76%

George Contis, M.D.                 133,606 (3)                    5.15%

John R. Cope                         41,170 (4)                    1.59%

Bernard J. Cravath                   76,622 (5)                    2.95%

Neal R. Gross                       168,085 (6)                    6.48%

William S. McKee                     85,119 (7)                    3.28%

William C. Oldaker                   41,875 (8)                    1.61%

All directors, and executive        752,828                       29.04%
officers as a group (8 persons)

Robert Fleming Inc.                 289,877 (9)                   11.18%
320 Park Avenue, 11th Floor
New York, NY  10022

Tontine Management, L.L. C.         200,083 (10)                   7.72%
200 Park Avenue
Suite 3900
New York, NY  10166-3799
---------------------------------
                                                   (footnotes on following page)

1) Subsequent to the Record Date, the Company paid a 5% stock dividend. The share numbers in the foregoing table and elsewhere in this Proxy Statement include the effect of the stock dividend.

2) Principal address is 1275 Pennsylvania Avenue, N.W., Washington, D.C. Includes 4,266 shares held by minor children, 48,519 shares held as Trustee, 58,002 shares held for the benefit of Mr. Bracewell in the Company's 401(k) plan, and 7,449 shares held in individual retirement accounts. Also includes 14,771 shares issuable upon exercise of currently exercisable options.

3) Includes 102,309 shares held by Medical Services Corporation International Profit Sharing Plan and Trust of which Dr. Contis is Trustee, and 7,354 shares issuable upon exercise of currently exercisable options.

4) Includes 15,410 shares held in the John R. Cope Rollover IRA, and 14,272 shares issuable upon exercise of currently exercisable options. Also includes 968 shares held by Mr. Cope's spouse, and 9,306 shares in trust for Mr. Cope's child for which Mr. Cope is trustee.

5) Includes 1,430 shares held by Mr. Cravath's wife, and 5,700 shares issuable upon exercise of currently exercisable options. Also, includes 7,144 held in trust for minor grandchildren whose mother serves as trustee and holds sole voting power. Mr. Cravath disclaims beneficial ownership of shares in trust for minor grandchildren.

6)    Principal  address is 1323 Rhode Island  Avenue,  N.W.,  Washington,  D.C.
      20005.   Includes  9,090  shares   issuable  upon  exercise  of  currently
      exercisable options.

7) Includes 5,700 shares issuable upon exercise of currently exercisable options.

8) Includes 14,270 shares issuable upon exercise of currently exercisable options. Also includes 2,555 shares held by Mr. Oldaker's spouse.

9) Based solely on information filed with the Securities and Exchange Commission (the "Commission").

10) Based solely on information filed with the Securities and Exchange Commission (the "Commission").

                              ELECTION OF DIRECTORS

         Each of the seven persons identified in the table below is a nominee for election as a director of the Company and is currently an incumbent director. The term of office for which the following persons are nominated will expire at the time of the 2001 Annual Meeting of Stockholders of the Company and when their respective successors shall have been elected and qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other person as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office, and to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought.

         Directors will be elected by a plurality vote of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. The Board of Directors recommends a vote FOR each of the nominees listed and, unless marked to the contrary, proxies received from stockholders will be voted for the election of such nominees.



         The following table sets forth certain information regarding the nominees for election to the Board of Directors of the Company.


       Name         Age      Principal Occupation and Business Experience

Joseph S. Bracewell  53  Chairman of the Board, President and Chief Executive
                         Officer of the Company since 1985; Director and Chief Executive Officer of Century National Bank (the "Bank") since 1982 and Chairman thereof since 1985; President of the Bank from 1982 to 1988 and since 1996.

George Contis, M.D.  66  Director of the Company since 1995; Director of the
                         Bank since 1989. Physician and the President of Medical Services Corporation International, an international contract provider of medical services, for more than the past five years.

John R. Cope         57  Director and Vice President of the Company since 1985;
                         Director of the Bank since 1982; Vice Chairman of the Bank since 1985 and General Counsel thereof since 1986.
                         Partner in the law firm of Bracewell & Patterson, L.L.P., Washington, D.C.for more than the past five years.

Bernard J. Cravath   68  Director of the Company since 1987; Director of the
                         Bank from 1984 to 1986. President of Reality Properties
                         ,Inc.,a real estate investment corporation, since 1984.
                         Attorney in private practice for more than the past five years.

Neal R. Gross        56  Director of the Company since 1995; Director of the
                         Bank since 1992. Chairman and Chief Executive Officer of Neal R. Gross and Co., Inc., a corporation providing court reporting services to attorneys, the federal government, and other private organizations and individuals, for more than the past five years.

William S. McKee     56  Director of the Company since 1992; Director of the
                         Bank from 1986 to 1992. Partner in the law firm of McKee, Nelson, Ernst & Young since February 2000. Prior to February 2000, was a partner in the law firm of King and Spalding,Washington, D.C.,for more than five years.

William C. Oldaker   58  Director of the Company since 1985 and Secretary since
                         1992; Director of the Bank since 1984. Partner in the law firm of Oldaker, Ryan, Phillips and Utrecht, Washington, D.C.from 1993 to November 1998, and Oldaker
                         & Harris, L.L.P. from November 1998 to the present.


         The Board of Directors of the Company met fourteen times in 1999. Each of the directors attended at least 75% of such meetings except Mr. Oldaker, who attended 54% of the meetings. Messrs. Bracewell, Contis, Cope, Gross, and Oldaker also serve on the Board of Directors of the Bank, which met fourteen times during 1999.

         The Company has standing Audit, Executive Compensation and Stock Option committees of its Board of Directors. The Audit Committee, consisting of Messrs. Gross (Chair) and Cravath, met four times during 1999 and each member attended all of the meetings. The Executive Compensation Committee, which also serves as the Stock Option Committee, met twice during 1999. The Committee is composed of Messrs. Cope (Chair), Cravath, and Contis, and each member attended all of the meetings. The Company does not have a standing nominating committee or other committee serving a similar function. Members of the Board of Directors of the Company also serve on other committees, formal and informal, with directors and members of senior management of the Bank.


                                  COMPENSATION

Executive Compensation

         The following table sets forth the compensation for each of the last three years awarded to, earned by, or paid to the Chief Executive Officer of the Company, the only executive officer of the Company whose salary and bonus exceeded $100,000 for the last completed fiscal year.


                                        Summary Compensation Table

                                                                                   Long-Term
                                                                                   Compensation
                                                                                     Awards
                                                                                   Securities
Name and Principal                          Annual Compensation                    Underlying        All Other
      Positions                Year      Salary       Bonus (1)   Other (2)(3)     Options         Compensation(4)
---------------------------   -----   -----------    -----------  ------------     -----------     ----------------
Joseph S. Bracewell        1999       $205,000      $25,000       $11,000           13,500           $1,367
Chairman of the Board,     1998        199,325         -0-         11,000            4,250            1,517
President, and CEO of      1997        182,300        5,000        10,750            4,000            2,824
Company and the
Bank

1) These payments are listed in the year accrued and earned, but each was paid in the following year.


2) Amounts in this column represent (a) matching contributions to the executive's 401(k) plan account and (b) director fees deferred by the executive pursuant to the deferred compensation program for directors. Contributions to the 401(k) plan on behalf of Mr. Bracewell were $5,000, $5,000 and $4,750 during 1999, 1998 and 1997, respectively. Mr. Bracewell deferred $6,000 during each of 1999, 1998, and 1997 respectively, pursuant to the deferred compensation program for directors.

                                         (footnotes continued on following page)

3) Mr. Bracewell is provided the use of a Company car, and certain club dues are paid by the Company on his behalf. Since the aggregate value thereof does not exceed the lesser of $50,000 or 10% of Mr. Bracewell's annual cash compensation, such amounts are not included in the table.

4) Includes the dollar value of insurance premiums paid by the Company with respect to the term life insurance portion of split dollar policies in which the Company has the full interest in the cash surrender value. During 1999, 1998 and 1997, the Company held three split dollar policies covering Mr. Bracewell.


Board Compensation

         Each director of the Company, and each director of the Bank, is entitled to receive an annual retainer of $4,200 for service on one of the two Boards, or $6,000 for service on both Boards. All current directors of the Company also serve as directors of the Bank. Individual directors may elect to enter into a Compensation Agreement in lieu of receiving the annual retainer in cash. All directors of the Company, and all but one of the directors of the
Bank, have elected to enter into Deferred Compensation Agreements (the "Compensation Agreements") for that purpose. The Compensation Agreements generally provide for the payment of a fixed monthly retirement benefit for 180 months payable to the director or his designated beneficiary commencing on the first day of the month following the director's retirement on his 65th birthday. In the event of the director's death prior to retirement, a reduced sum is payable to a beneficiary designated by the director for 144 months. The retirement benefit attributable to each annual deferral vests ratably over a five year period, and in the event that a director does not serve for five years after any benefit is accrued for any reason other than a change of control, the director receives a benefit proportional to his time of service. In the event of a change of control of the Company, all benefits are fully vested.

         Prior to 1998, the Company administered the program informally and satisfied its potential future obligations under these agreements by using the amount of the deferred payments to purchase life insurance on the participating directors. During 1998, the Company and the Bank established the Century
Director's Trust (the "Trust") to facilitate the efficient payment, administration and record keeping requirements of the Company and the Bank under the program. The Trust is an irrevocable grantor trust within the meaning of the federal income tax laws administered by an affiliate of Allfirst Trust and two individual trustees. The Trust permits contributions of cash and other property to fund the obligations of the Company and the Bank under the Compensation Agreements, and obligates the Company and the Bank to fully fund the benefits due under the Compensation Agreements upon demand of the trustees of the Trust. The Company and the Bank have transferred to the Trust all life insurance policies purchased to fund the retirement program, which have aggregate death benefits of $1,670,000, and aggregate cash surrender values of $375,175. During 1999, the Trust, on behalf of the Company and the Bank, paid $37,200 in premiums on life insurance policies for directors who participated in the deferred compensation program. As of December 31, 1999, the Company and the Bank had accrued an aggregate liability of $794,431 in deferred compensation expense related to this program.

Executive Compensation Committee Report

To the Board of Directors:

         As members of the Executive Compensation Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements, other than those relating to stock options.

         The base salary level of the executive officers is recommended to the Executive Compensation Committee by the Chief Executive Officer. In assessing the Chief Executive Officer's compensation relative to the Company's performance, no specific criteria are applied. Factors considered by the Compensation Committee are typically subjective, such as the committee's perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels, such information as is available about the salary level at comparable institutions, and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. The Committee reviewed the base compensation for Mr. Joseph S. Bracewell and increased same from $205,000 to $225,000 per year effective April 1, 2000.

         The Committee considers bonuses for the executive officers, including Mr. Bracewell, after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. Based on Mr. Bracewell's performance and the financial performance of the Company in 1999, the Committee recommended a bonus for Mr. Bracewell in the amount of $25,000. The perquisites and other benefits received by Mr. Bracewell that are reported in the Summary Compensation Table are provided primarily pursuant to existing employee benefit programs.

         No member of the Executive Compensation Committee is a former or current paid officer or employee of the Company or any subsidiary.
                                                Executive Compensation Committee
                                                John R. Cope, Chair
                                                Bernard J. Cravath
                                                George Contis, M.D.

Stock Option Committee Report on Executive Compensation

         The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when determining the number of shares, which will be made subject to stock options granted to the executive officers and other employees of the Company.

To the Board of Directors:

         As members of the Stock Option Committee it is our duty to administer the Company's stock option plans. Administering these plans includes awarding stock options to the executive officers. Currently, the only stock option plan in effect is the Company's 1994 Stock Option Plan. However, the Board of
Directors of the Company has adopted, and recommended that the stockholders approve, the Company's 2000 Stock Awards Plan. Information about the 2000 Stock Awards Plan is contained elsewhere in this proxy statement.

         The Stock Option Committee believes that stock options and other methods of incentive compensation are of increasing importance in attracting and retaining executives, as well as other employees. As described in this Proxy Statement under the caption "Approval of 2000 Stock Awards Plan," the Company currently has only 1,997 shares available for grant under its 1994 Stock Option Plan. The Stock Option Committee believes that this represents an insufficient number of shares for use in attracting and retaining employees and executives.

         The 1994 Stock Option Plan will expire in 2004. In addition, the 1994 Stock Option Plan only permits the use of stock options; it does not permit the use of restricted stock awards, stock appreciation rights or other performance-based awards available to certain of the Company's competitors. For these reasons, the Stock Option Committee determined not to recommend that the Company amend the 1994 Stock Option Plan to increase the shares available for option under such plan. Rather, the Stock Option Committee recommended to the Board of Directors that a new plan be adopted that provides for both additional shares for use in granting stock options and for the use of other types of incentive awards.

         Stock options are a component of compensation that is intended to retain executives and to motivate executives to improve stock market performance. Historically, the number of options granted to each executive officer was determined by taking a percentage of salary and dividing that amount by the fair market value per share of the Company's Common Stock on the date of the grant. The percentages were recommended annually by the Company's Chief Executive Officer, subject to the approval of the Committee. The Stock Option Committee now subjectively determines the number of shares to be covered by options granted to the Company's employees and executives, including the Chief Executive Officer. In making these determinations, the Stock Option Committee considers the position, tenure and performance of the individual. The number of options granted to the Chief Executive Officer during 1999 represented approximately 9.7% of all options granted during that year, and the exercise price of such options was the fair market value of the Company's common stock on the date of the grant.

                                                Stock Option Committee
                                                John R. Cope, Chair
                                                Bernard J. Cravath
                                                George Contis, M.D.




Stock Option Plans

         In 1986, the Company adopted an Incentive Stock Option Plan for Key Employees, a Nonqualified Stock Option Plan for Key Employees, and a Non-Qualified Stock Option Plan for Directors (collectively, the "1986 Plans") in order to encourage ownership of Common Stock by key employees and directors of the Company and its subsidiaries. The 1986 Plans expired during 1992 and 1993, and no options granted under the 1986 Plans remain outstanding.

         The only stock option plan currently in force is the Company's 1994 Stock Option Plan (the "1994 Plan"). See "Approval of 2000 Stock Awards Plan." During fiscal 1999, options to purchase 1,500 and 2,500 shares of the Common Stock were granted to each of the fourteen non-employee directors of the Company and the Bank under the 1994 Plan at an exercise price of $6.50 and $6.25 per share, respectively.

         As of December 31, 1999, options to purchase an aggregate of 336,477 shares of Common Stock at exercise prices ranging from $2.96 to $9.64 were outstanding (including 10,000 options issued pursuant to the 1986 Plans), and there were 1,997 shares of Common Stock available for future grants under the 1994 Plan.

         During the fiscal year ended December 31, 1999, the Company granted the following options to purchase Common Stock to the Company's Chief Executive Officer, the only executive officer of the Company listed in the Summary Compensation Table:

                      Options Granted to Executive Officers
                               in Fiscal Year 1999
                                                                                 Potential Realizable
                      Number of     % of Total                                     Value at Assumed
                      Securities    Options                                         Annual Rate of
                      Underlying    Granted to       Per Share                        Stock Price
                      Options       Employees in     Exercise     Expiration       Appreciation for
    Name              Granted(1)       1999           Price          Date            Option Term
-------------------   -----------   ------------     ---------    ----------   ---------------------
                                                                                     5%        10%

Joseph S. Bracewell     8,925            9.7%         $6.50       01/15/09       $ 34,746   $ 88,054
                        5,000                          6.25       11/19/09         19,653     49,804


1) All of the options were granted under the 1994 Plan at an exercise price equal to the fair market value of the Common Stock on the date of grant. Each option has a term of 10 years from the date of grant. Options vest and become exercisable in 25% increments after six, eighteen, thirty-six and forty-eight months after the date of grant. Options expire 90 days after termination of employment, and are fully vested in the event of a change of control of the Company.

         During the fiscal year ended December 31, 1999, the following options were exercised by the executive officer of the Company listed in the Summary Compensation Table:

                      Options Exercised in Last Fiscal Year
                           and Year-End Option Values

                                                    Number of Securities             Value of Unexercised
                        Shares                      Underlying Unexercised           In-the-Money Options
                        Acquired On      Value       Options at Year End                   at Year End
 Name                   Exercise        Realized  Exercisable    Unexercisable     Exercisable    Unexercisable
-------------------     -----------     --------  -----------    -------------     -----------    -------------
Joseph S. Bracewell        -0-         $    -0-   14,771          15,054           $81,339.25       $97,851.00

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to stockholders for the period from September 23, 1997 (the date trading in the Common Stock commenced on The NASDAQ Stock Market's SmallCap Market) through December 31, 1999, for a holder of Common Stock against the cumulative total return of both The NASDAQ Stock Market and the NASDAQ Bank Stock Index.

                                [OBJECT OMITTED]


     -----------------------------------------------------------------------------------------------------
                               Sept.   Dec.    Mar.    Jun.    Sep.    Dec.    Mar.    Jun.   Sep.    Dec.
                                23,     31,     31,     30,     30,     31,     31,    30,     30,     31,
                               1997   1997    1998    1998    1998    1998    1999    1999    1999    1999
                             ------------------------------------------------------------------------------
     Century Bancshares,Inc. 100.00  123.19  126.09  115.66  103.48   82.18   74.56  76.70    75.10   83.09
     Nasdaq Stock Market     100.00   93.65  109.60  112.61  101.69  131.96  147.62 161.51   165.19  238.41
     Nasdaq Bank Stocks      100.00  113.49  119.96  117.51   99.20  112.71  108.19 116.11   105.67  108.34
                             ------------------------------------------------------------------------------

     Assumes $100 invested at September 23, 1997. Dividends reinvested through year ended December 31, 1999.
     --------------------------------------------------------------------------

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         The Company and Mr. Bracewell are parties to an Employment Agreement which expires August 31, 2001. Under his Employment Agreement, Mr. Bracewell receives an annual salary of $225,000, the use of a Company car, the payment by the Company of life insurance premiums, and certain membership dues. Upon termination of Mr. Bracewell's employment during the term of the Employment Agreement (except by the reason of his death or upon termination by the Company for cause), or if the Company elects not to renew the Employment Agreement prior to its termination, Mr. Bracewell would be entitled to receive a payment in an amount equal to twice his annual salary, maintenance of certain health care and life insurance benefits for a period of one year subject to extension after such time at Mr. Bracewell's expense, and all his stock options would automatically vest. If Mr. Bracewell elects not to renew the Employment Agreement prior to its expiration, the Employment Agreement provides for a severance payment in the amount of his annual salary.

         In the event of a change of control, Mr. Bracewell may terminate the Employment Agreement within sixty (60) days after such occurrence. Under the Employment Agreement, a "change of control" means (i) the acquisition by any person or group of persons of beneficial ownership of securities representing more than 50% of the Company or the Bank, (ii) a reorganization with respect to which those persons who had been beneficial owners do not, following such reorganization, beneficially own shares representing more than 50% of the combined voting power of the voting securities of the resulting corporation,
(iii) a sale of substantially all the assets of the Company or the Bank, (iv) the cessation for any reason of the individuals who constituted the Board of Directors of the Company on the date of the Employment Agreement (the "Incumbent Board") to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date of the Employment Agreement whose election or whose nomination for election by the Company's stockholders was approved by a majority vote of the directors comprising the Incumbent Board is, for purposes of the agreement, considered to be a member of the Incumbent Board, or (v) a change in the Company's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act of 1978 and regulations promulgated thereunder. Mr. Bracewell has agreed not to compete with the Company during the term of Employment Agreement and for 12 months thereafter.

         The Company and each of its directors are parties to deferred compensation agreements pursuant to which the directors have deferred their annual retainer fees in exchange for a retirement benefit. During 1998, the Company established a trust for the administration of its obligations under these agreements. See "Compensation - Board Compensation" for a description of the Company's obligations under these arrangements.


         During 1999, the Bank made loans in the ordinary course of business to certain of the directors and executive officers of the Company and the Bank, their associates, and members of their immediate families. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with others and do not involve more than normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and principal stockholders of the Company and to directors and officers of its subsidiaries are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of such credits satisfy the foregoing standards. As of December 31, 1999, loans outstanding to the directors and executive officers and their immediate families totaled $5,365,322.99 (net of participations sold to other banks on a non-recourse basis, but including undrawn amounts under committed lines of credit), which represented approximately 3.12% of total loans outstanding as of that date.

         With respect to banking transactions other than loans, during 1999 the Company and the Bank had transactions in the ordinary course of business with many of their directors, executive officers, principal stockholders and other affiliates; however, transactions with such persons were on substantially the same terms as those that could be obtained from unaffiliated third parties and those prevailing for comparable transactions with others.

         Mr. Cope, a director of the Company and the Bank, is a member of Bracewell & Patterson, L.L.P., a law firm that was retained by the Company and its subsidiaries during 1999.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are Joseph S. Bracewell and Charles V. Joyce III. See "Election of Directors" for certain information with respect to the age, positions and length of service with the Company, and the business experience of Mr. Bracewell. Mr. Joyce is Senior Vice President and Chief Financial Officer of the Company and the Bank. Mr.Joyce joined the Company in November 1998, and he is 58 years old with 23 years of financial services industry experience. From 1995 until April 1997, Mr. Joyce was Senior Vice President and Chief Financial Officer for F&M Bank-Allegiance. From April 1997 until joining Century, Mr.Joyce was an independent consultant. The Company's executive officers are elected annually and serve at the discretion of the Board of Directors subject, in the case of Mr. Bracewell, to an employment contract. See "Certain Relationships and Transactions."


              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

         The Board of Directors has proposed an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from five million to ten million shares. The Board of Directors recommends a vote FOR such proposal.

         The initial authorized capitalization of the company was established at the time of the company's incorporation in 1985. Since that time, the company has from time to time financed the growth of its business through the issuance of additional shares of Common Stock, and has used options to purchase Common Stock as a means to obtain and retain qualified employees. In addition, in recent years the Company has declared a number of stock dividends. As a result of these activities and other activities over a fifteen year period, as of April 5, 2000 the Company had 2,593,033 shares issued and outstanding, an aggregate of 335,694 shares of Common Stock reserved for issuance upon the exercise of options to purchase Common Stock, 130,000 shares are held in treasury and 1,997 shares of Common Stock reserved for issuance upon exercise of future stock options granted under the 1994 Plan. Consequently, only 2,069,276 shares of Common Stock remain available for unrestricted issuance by the Company from time to time. If the 2000 Stock Awards Plan is approved by the stockholders only 1,569,276 shares would be available for unrestricted use by the Company.

         The Board of Directors believes that it would be desirable to have additional authorized shares available for use by the Company. The availability of additional authorized shares will enhance the Company's ability to meet advantageous market conditions for the sale of additional Common Stock, for the acquisition of desirable assets or companies and for other corporate purposes, including attracting and retaining qualified employees and the payment of stock dividends.


Potential Dilution


         Approval of the amendment would make available a substantial number of additional shares of Common Stock for issuance by the Company. Although the Company monitors the financial markets and other business opportunities available to it in an effort to be prepared to take advantage of relatively attractive market conditions and other opportunities, the Company currently has no understandings or agreements for the issuance of securities. No stockholder of the Company has, or will have, any preemptive or other right to acquire additional authorized and unissued shares of Common Stock. Depending on the amount of or purpose for which additional shares are issued, approval of the Company's stockholders may or may not be required. Issuance of additional shares might, under certain circumstances, dilute either stockholder's equity or voting rights, or both.

Potential Antitakeover Effects

         The additional shares of Common Stock available for issuance by the Company may be issued by the Board of Directors for any corporate purpose. As indicated above, approval of the Company's stockholders for the issuance of Common Stock is generally not required. However, the rules of The NASDAQ Stock Market SmallCap Market, the principal market where the Common Stock is traded, requires that stockholder approval be obtained in certain circumstances, including the sale or issuance by the Company of Common Stock equal to 20% or more of the Common Stock outstanding in connection with a transaction other than a public offering. Although the Company has no present intention to do so, if another company sought to obtain control of the Company, the Board of Directors could issue all or a portion of the shares of Common Stock to be authorized by the proposed amendment in circumstances that could dilute the interest of such other corporation, or otherwise render completion of a change of control more difficult, under circumstances when some stockholders might consider such a development to be favorable. The proposed amendment is not in response to any specific takeover proposal received by the Company.

         The Board of Directors recommends a vote FOR the amendment to the Company's Certificate of Incorporation.


                      APPROVAL OF CENTURY BANCSHARES, INC.
                             2000 STOCK AWARDS PLAN

         On February 18, 2000 the Board of Directors adopted, subject to stockholder approval, the Century Bancshares, Inc. 2000 Stock Awards Plan (the "2000 Plan"). A copy of the 2000 Plan is attached to this Proxy Statement as Exhibit A, to which reference is made for a full statement of its terms. Stockholders are encouraged to read the 2000 Plan in its entirety. The following sections describe the background of the Board's decision to adopt the 2000 Plan and its material terms.


Existing Plans

         In 1986, the Company adopted an Incentive Stock Option Plan for Key Employees, a Nonqualified Stock Option Plan for Key Employees, and a Non-Qualified Stock Option Plan for Directors (collectively, the "1986 Plans") in order to encourage ownership of Common Stock by key employees and directors of the Company and its subsidiaries. The 1986 Plans expired during 1992 and 1993 and additional options may not be granted under such plans. No options granted under the 1986 Plans remain outstanding.

         In 1994, the Company reserved 150,000 shares of its Common Stock for issuance of incentive stock options and nonqualified stock options to directors and key employees under the Company's 1994 Stock Option Plan, which was approved by the Board of Directors in April 1994 and by the Company's stockholders in May 1994 (the "1994 Plan"). The purpose of the 1994 Plan is to encourage ownership of Common Stock by eligible key employees and directors of the Company and the Bank, and to provide increased incentive for such employees to render services and to exert maximum effort for the business success of the Company. The 1994 Plan utilizes vesting periods to encourage its executive officers and eligible employees to continue in the employ of the Company. However, the 1994 Plan does not provide for the use of equity-based incentives other than stock options, such as restricted stock. The Company's stockholders approved an amendment to the 1994 Plan at the Company's 1998 Annual Meeting whereby an additional 200,000 shares of Common Stock were allocated to the 1994 Plan. The Company currently has outstanding options with respect to 335,694 shares of Common Stock under the 1994 Plan, and only 1,997 shares are currently available to for grant under the 1994 Plan.

Reasons for Adopting the 2000 Plan

         The Board of Directors believes that stock options and other methods of equity-based incentive compensation are of increasing importance in attracting and retaining employees and executives. The Company currently has only 1,997 shares available for the grant of options under the 1994 Plan, and no additional options may be granted under the 1986 Plans. The Board of Directors believes that this represents an insufficient number of shares for use in attracting and retaining employees. In addition, the 1994 Plan does not provide for the grant of equity-based incentive compensation other than stock options. For these reasons, the Board of Directors has adopted the 2000 Plan. If the 2000 Plan is approved by the stockholders, the Company will have an aggregate of 335,694 shares currently under option, an aggregate of 1,997 shares available for option under the 1994 Plan and 500,000 shares available for option under the 2000 Plan, which together would represent 32% of the Company's currently outstanding common stock. However, it is not expected that option with respect to all available shares would be granted immediately.

         The 2000 Plan is intended to provide the Company with flexibility in providing employees of the Company and its affiliates, directors of the Company and its affiliates, and consultants to the Company and its affiliates (the "Eligible Participants"), an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the growth in the Common Stock price of the Company. The 2000 Plan will provide for the granting of a variety of types of awards, including stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards, or any combination thereof. The maximum number of shares of Common Stock that may be subject to outstanding award, determined immediately after the grant of any award, and the maximum number of shares which may be issued under the 2000 Plan pursuant to all awards, may not exceed 500,000 shares (subject to antidilutive adjustment). Shares of Common Stock which are attributable to awards which have expired, terminated or been canceled or forfeited, or which are settled in cash, are available for issuance or use in connection with future awards. The different types of awards available under the 2000 Plan are intended to provide the Company with the means to keep its compensation system competitive, but the inclusion of a type of award in the 2000 Plan does not require the Company to make grants utilizing it.

         No grants may be made under the 2000 Plan until after it has been approved by the Company's stockholders.

         The significant provisions of the 2000 Plan are described in the following sections.

Administration

         The 2000 Plan will be administered by the Stock Option Committee of the Board of Directors (the "Committee"). The 2000 Plan requires that the Compensation Committee be (i) constituted so as to permit the plan to comply with the applicable rules promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and (ii) composed solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Stock Option Committee will have the power to determine which of the Eligible Participants will receive an award; the time or times when awards will be made; the type of awards to be made; the number of shares of Common Stock to be issued under the award or the value of the award; and the other terms and conditions of the awards, including the terms of any vesting provisions (whether based on the passage of time or the occurrence of an event, such as achieving a certain performance standard) to be included therein.

         The Committee is authorized to interpret the 2000 Plan and the agreements executed pursuant to the plan, to prescribe such rules and regulations relating to the 2000 Plan as it may consider advisable, and to determine the terms, restrictions and provisions of each award, including such terms, restriction and provisions as shall be requisite in the judgement of the Committee to cause designated options to qualify as incentive stock options, and to make all other determinations necessary or advisable for administering the 2000 Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any agreement relating to an award. The decisions of the Committee relating to the 2000 Plan will be conclusive.

Shares Available


         The aggregate number of shares of Common Stock that may be subject to awards under the 2000 Plan is 500,000 shares. The number of shares is subject to adjustment upon the occurrence of certain events, such as stock splits and stock dividends, as provided in the 2000 Plan. Shares of Common Stock which are attributable to awards under the 2000 Plan which expire, terminate or are canceled or forfeited, or which are settled in cash, will become available for issuance or use in connection with future awards.

Participation and Eligibility

         Under the 2000 Plan, awards may be made only to persons who are Eligible Participants on the date of the award. There are currently approximately 60 employees of the Company and the Bank, 12 non-employee directors of the Company and the Bank, and no consultants who will be eligible to participate in the 2000 Plan.

Terms and Conditions of Awards

         The 2000 Plan became effective as of February 18, 2000, the date of its adoption by the Board of Directors, subject to approval of the 2000 Plan by the stockholders of the Company within twelve months thereafter. No awards may be granted under the 2000 Plan after the expiration of ten years from the date of its adoption by the Board of Directors. The 2000 Plan remains in effect as to awards made prior to the expiration of ten years until such awards have been satisfied or have expired.


         The 2000 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards. Awards of one type may be made separately or in conjunction with awards of another type. Each type of award is described below. Awards may be subject to restrictions on vesting and exercisability imposed by the Committee, such as continued service to the Company or satisfaction of performance standards. All awards under the Plan will fully vest, however, upon the occurrence of a change of control of the Company, as defined in the Plan. In general, a change in control of the Company means (i) an event occurs that requires notice to the Federal Reserve Board or the Office of the Comptroller of the Currency under the Change in Bank Contract Act of 1978, (ii) a person or group acquires more than 50% of the Company's voting securities, (iii) a change in a majority of the members of the board of directors of the Company shall occur (iv) a merger, consolidation or similar transaction occurs in which the persons who were the owners of a majority of the voting securities of the Company before such transaction cease to own a majority of the voting securities of the Company after the transaction, or (v) a sale of all or substantially all of the assets of the Company or the Bank.

         Stock Options. A stock option grants the holder the right to purchase Common Stock in the future at a price fixed at the time the option is granted. The 2000 Plan will provide for two types of options: incentive stock options and nonqualified stock options. The Committee will designate Eligible Participants to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2000 Plan; provided, however, that incentive stock options may only be granted to employees of the Company or its subsidiaries. The term of any option granted under the 2000 Plan shall be determined by the Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock covered by options granted under the 2000 Plan will be determined by the Committee; provided, however, that the exercise price of an option cannot be less than the fair market value of a Common Stock on the date such option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the 2000 Plan will be paid in full in a manner prescribed by the Committee.

         Stock Appreciation Rights. A stock appreciation right permits the holder thereof to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the exercise price of the stock appreciation right. Stock appreciation rights may or may not be granted in connection with the grant of a stock option. A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Committee.

         Restricted Stock Awards. A restricted stock award is the issuance or delivery of Common Stock to the Eligible Participant without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law, subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee that are based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the revenue of the Company or an affiliate designated by the Committee, (iv) the revenue of a business unit of the Company or an affiliate designated by the Committee, (v) the return on stockholders' equity, or return on assets, achieved by the Company or an affiliate designated by the Committee, or (vi) the pre-tax cash flow from operations of the Company or an affiliate designated by the Committee, (b) the grantee's continued service or employment with the Company or an affiliate for a specified period of time, or (c) a combination of factors. The Company will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the Eligible Participant of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such participant will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

         Performance Stock Awards. A performance award is an award of the right to receive a payment in cash or in securities at a future date if certain performance standards are satisfied over a measurement period. Performance awards may be paid in cash, Common Stock, or a combination thereof as determined by the Committee. Performance awards granted under the 2000 Plan will have a maximum value established by the Committee at the time of the grant. A grantee's receipt of such amount will be contingent upon satisfaction by the Company, or any affiliate, division or department thereof, of future performance conditions established by the Committee prior to the beginning of the performance period. Such performance awards, however, are subject to later revisions as the Committee deems appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period except as otherwise provided by the Committee at the time of grant.


         Phantom Stock Awards. A phantom stock award is an award of the right to receive amounts equal to the appreciation of the Company's Common Stock over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event established by the Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award will terminate if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Committee must take into account the grantee's responsibility level, performance, potential, other awards under the 2000 Plan, and other such considerations as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment made in Common Stock will based upon the fair market value of the Common Stock on the payment date.

Federal Income Tax Consequences


         Nonqualified Stock Options. Under the Internal Revenue Code, a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified stock option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. The Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant, although there will be no tax consequences for the Company.


         Incentive Stock Options. The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the employment requirements specified in the Internal Revenue Code are satisfied, although such exercise may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands.

         Stock Appreciation Rights. Generally, a recipient does not realize taxable income upon the grant of a stock appreciation right but realizes ordinary income upon its exercise in an amount equal to the cash received and/or the fair market value of any Common Stock received. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of shares acquired pursuant to a stock appreciation right, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant.


         Performance Awards and Phantom Stock. A holder of a performance award and phantom stock award will include in his or her ordinary taxable income the fair market value of the shares of common stock related to such award when the holder's rights in such award first become transferable or are no longer subject to a substantial risk of forfeiture. The amount of ordinary taxable income recognized by the holder of such an award is deductible by the Company.

         Restricted Stock. In general, a participant receiving restricted stock does not realize taxable income upon the grant of restricted stock. A participant will, however, realize ordinary income when the restricted stock becomes vested to the extent that the fair market value of the Common Stock on that date exceeds the price, if any, paid for the restricted stock or, if no price was paid, to the extent of the fair market value of the Common Stock on that date. However, the participant may elect (within 30 days after the grant of restricted stock) to realize ordinary income on the date of the grant to the extent of the fair market value of the restricted stock (determined without regard to restrictions on transferability and any substantial risk of forfeiture). If such election is made, the participant will not realize ordinary income when the restricted stock becomes vested. In addition, if such an election is made and the restricted stock is subsequently forfeited, the participant is not entitled to a deduction but will be allowed a capital loss equal to the excess of the amount paid, if any, for such shares over the amount realized if any, on such forfeiture. Upon a subsequent sale of vested restricted stock, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the recipient of the restricted stock, provided that the Company withholds federal income tax with respect to the amount of such compensation. Dividends paid to the participant on restricted stock during the restricted period are ordinary compensation income to the participant and deductible as such by the Company.

         Section 162(m). Code Section 162(m) generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1.0 million in any calendar year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2000 Plan is approved by the stockholders of the Company, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards, the settlement of which is conditioned upon achievement of performance goals (based on criteria described above), will qualify as such "performance-based compensation," although other awards under the awards plan may not so qualify.

Termination; Amendment


         The Board may terminate or amend the 2000 Plan at any time, but no such termination or amendment may impair the rights of a holder of an award under the 2000 Plan without the consent of the holder. Without stockholder approval, however, the Board may not amend the 2000 Plan to (i) increase the maximum number of shares which may be issued under the 2000 Plan, on exercise or surrender of an award, except as provided in Paragraph XII of the 2000 Plan,
(ii) change the option price, (iii) change the classes persons eligible to receive awards or materially increase the benefits accruing Eligible Participants under the 2000 Plan, (iv) extend the maximum period during which awards may be granted under the 2000 Plan, or (v) modify materially the requirements as to eligibility for participation in the 2000 Plan.


Required Vote

         The affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the adoption of the 2000 Plan.

         The Board of Directors of the Company unanimously recommends a vote "FOR" the adoption of the 2000 Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of Exchange Act and the rules promulgated there under require every person who is the beneficial owner of more than ten percent of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12 of the Exchange Act, or who is a director or executive officer of an issuer of such security, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such securities. Officers, directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to the Company and certain written representations provided to the Company by such persons, the Company believes that during the year ended December 31, 1999, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were satisfied.


                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Solicitations of proxies are being made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses in connection therewith.


                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         In order for proposals submitted by stockholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, such proposals must be received at the Company's principal executive offices no later than December 2, 2000. A stockholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices not later than February 27, 2001.

                              INDEPENDENT AUDITORS

         The firm of KPMG LLP served as the Company's independent public auditors for the year ended December 31, 1999. A member of the firm of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.





                                  OTHER MATTERS

         The Company is not aware of any business to be acted on at the Annual Meeting other than the proposals discussed in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the proxies will be voted in accordance with the discretion of the persons named therein.


                       FORM 10-K AVAILABLE WITHOUT CHARGE

         The Company's Annual Report on Form 10-K, including all exhibits, has been filed with the Securities and Exchange Commission and a copy thereof, excluding exhibits, accompanies this Proxy Statement. Upon payment of the Company's reasonable expenses, the Company will furnish a copy of any exhibit to the Form 10-K to any stockholder who makes a written request therefore to the Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004.


                                              By Order of the Board of Directors

                                               /s/ William C. Oldaker
                                               William C. Oldaker
                                               Secretary

April 26, 2000

                                                                       EXHIBIT A

                            CENTURY BANCSHARES, INC.
                             2000 STOCK AWARDS PLAN


                                   I. PURPOSE

         The purpose of the Century Bancshares, Inc. 2000 Stock Awards Plan (the "Plan") is to provide a means through which Century Bancshares, Inc., a Delaware corporation (the "Company"), and its subsidiaries may (i) attract and retain in the service of the Company persons of training, experience and ability, (ii) encourage a sense of proprietorship in such persons through stock ownership, and
(iii) stimulate such persons to exert their maximum efforts for the welfare of the Company through the additional incentive and reward opportunities provided by the Plan. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Eligible Participant, as provided herein.

                                 II. DEFINITIONS

         The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

         (a) "Affiliate" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the Company.

         (b) "Award" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award or Stock Appreciation Right.

         (c) "Bank" means Century National Bank, a national banking association.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Change of Control" means the occurrence of any of the following events: (i) a change in the Company's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act of 1978 and regulations, 12 C.F.R. Section 5.50 and 225.41, promulgated thereunder; or (ii) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2), respectively, of the 1934 Act) of beneficial ownership (as defined in Rule 13d-3 issued under the 1934 Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or Bank entitled to vote generally in the election of directors ("Voting Securities"); or (iii) individuals who constitute the Board of the Company on the date of this Plan ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Plan whose election or whose nomination for election by the Company's stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Plan, considered as though he or she were a member of the Incumbent Board; or (iv) a recapitalization, reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Company or the Bank immediately prior to such recapitalization, reorganization, merger, or consolidation do not, following such recapitalization, reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the combined voting power of the Voting Securities of the Company resulting from such recapitalization, reorganization, merger, or consolidation; or (v) a sale of all or substantially all the assets of the Bank or the Company.

         (f) "Change of Control Value" shall mean (i) the highest price per share paid by any person or group of persons who acquires beneficial ownership of securities representing more than fifty percent (50%) of the Voting Securities, (ii) the per share price offered to stockholders of the Company in any merger, consolidation, recapitalization, reorganization, sale of assets or dissolution transaction resulting in a Change of Control, (iii) the price per share offered to stockholders of the Company in any tender offer or exchange offer resulting in a Change of Control, or (iv) if a Change of Control occurs other than in (i) -(iii) above, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the equivalent fair value in cash of the portion of the consideration offered which is other than cash.

         (g) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

         (h) "Committee" means the Stock Option Committee of the Board, or another committee of the Board designated by the Board after the date of adoption of the Plan, which in either case shall be constituted solely of (i) "non-employee directors" within the meaning of Rule 16b-3 and and applicable interpretive authority thereunder, and (ii) "outside directors" within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

         (i) "Company" means Century Bancshares, Inc. and any of its Affiliates.

         (j) A "consultant" means an individual who performs services for the Company or its Affiliates as an independent contractor.

         (k) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

         (l) An "employee" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

         (m) An "Eligible Participant" means any (i) officer or employee of the Company or any Affiliate of the Company, including a Director of the Company, or a director of any Affiliate of the Company, who is also an employee, (ii) non-employee Director of the Company, or any non-employee director of any Affiliate of the Company, and (iii) consultant to the Company or any Affiliate of the Company.

         (n) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" means, as of any specified date, the closing sale price of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date, or (ii) if the Stock is listed on a national securities exchange, reported on the national securities exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded in the over the counter market at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to (i) the closing sale price of the Stock on that date, if such price is available, or (ii) if such price is not available, the average between the reported high and low bid prices of Stock on the most recent date for which such information is available. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

         (p) "Forfeiture Restrictions" has the meaning ascribed to it in Paragraph IX(b) hereof.

         (q) "Holder" means an Eligible Participant who has been granted an Award.

         (r) "Incentive Stock Option" means an option that is designated as an incentive stock option within the meaning of section 422(b) of the Code.

         (s) "Incumbent Board" has the meaning ascribed to it in Paragraph II(e) hereof.

         (t) "Nonqualified Stock Option" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

         (u) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

         (v) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

         (w) "Performance Award" means an Award granted under Paragraph X of the Plan.

         (x) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance Award.

         (y) "Performance Measures" has the meaning ascribed to it in Paragraph IX(b) of the Plan.

         (z) "Phantom Stock Award" means an Award granted under Paragraph XI of the Plan.

         (aa) "Phantom Stock Award Agreement" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

         (bb) "Plan" means the Century Bancshares, Inc. 2000 Stock Awards Plan, as it may be amended from time to time.

         (cc) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

         (dd) "Restricted Stock Award" means an Award granted under Paragraph IX of the Plan.

         (ee) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act as in effect on the date the Plan is adopted by the Board, as such rule may thereafter be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

         (ff) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

         (gg) "Stock" means the common stock, $1.00 par value of the Company, as constituted on the date of the adoption of the Plan and any capital stock into which such common stock may thereafter be changed.

         (hh) "Stock Appreciation Right" means an Award granted under Paragraph VIII of the Plan.

         (ii) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

         (jj) "Voting Securities" has the meaning ascribed to it in Paragraph II(e) hereof.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.
                               IV. ADMINISTRATION

         (a)      Committee.  The Plan shall be administered by the Committee.

         (b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Eligible Participants shall receive an Award; the time or times when such Award shall be made; whether an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Phantom Stock Award shall be granted; the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award; and the value of each Performance Award and Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

         (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

                 V. GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

         (a) Grant of Awards. The Committee may from time to time grant Awards to one or more Eligible Participants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI.

         (b) Shares Subject to Plan. Subject to Paragraph XII, the aggregate number of shares of Stock that may be issued under the Plan upon the exercise or satisfaction of an Award shall not exceed 500,000 shares. The 500,000 shares of Stock subject to the Plan may be apportioned by the Committee among the various types of Awards as the Committee shall determine in its sole discretion. While an Award of one type is outstanding, the number of shares of Stock subject to such Award shall not be available for grant under another Award of the same or any other type. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

         (c) Stock Offered. The shares of Stock to be offered pursuant to the grant of an Award may be authorized and unissued shares of Stock, or Stock previously issued which has been acquired by the Company.

                                 VI. ELIGIBILITY

         Awards may be granted only to persons who, at the time of grant, are Eligible Participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

                               VII. STOCK OPTIONS

         (a) Option Period. Subject to the limitations contained in Paragraph VII(c), the term of each Option shall be as specified by the Committee at the date of grant.

         (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee.

         (c) Special Limitations on Incentive Stock Options. No more than 500,000 shares of Stock may be subject to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, and the term of an Incentive Stock Option cannot exceed ten years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

         (d) Option Agreement. Each Option shall be evidenced by a written Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. No individual may be granted in any calendar year an Option to purchase more than 500,000 shares of Stock. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by a reduction in the number of shares of Stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of Stock on the date the Option is exercised. Each Option Agreement shall specify the effect of termination of employment, the cessation of serving on the Board, cessation of serving on the Board of an Affiliate or the cessation of performing services as a consultant to the Company on the exercisability of the Option, as the case may be. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to
(i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

         (e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided herein. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

         (f) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

         (g) Options and Rights in Substitution for Stock Options Granted by Other Entities. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by other entities who become employees as a result of a merger or consolidation of the employing entity with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing entity, or the acquisition by the Company or a subsidiary of stock or other equity interests of the employing entity with the result that such employing entity becomes a subsidiary of the Company.


                         VIII. STOCK APPRECIATION RIGHTS

         (a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options, in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. No individual may be granted in any calendar year Stock
Appreciation Rights with respect to more than 500,000 shares of Stock. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment, the cessation of serving on the Board or the cessation of performing services as a consultant to the Company on the exercisability of the Stock Appreciation Rights.

         (b) Other Terms and Conditions. At the time of such Award, the Committee may in its sole discretion prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including, but not limited to rules pertaining to termination of employment, the cessation of serving on the Board, the cessation of serving on the board of an Affiliate or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control,
(ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

         (c) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)) and (ii) shall be subject to adjustment as provided in Paragraph XII.

         (d) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

         (e) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                           IX. RESTRICTED STOCK AWARDS

         (a) Restricted Stock Awards. A Restricted Stock Award shall be represented by a certificate of Stock registered in the name of the Holder of such Restricted Stock Award and the related Restricted Stock Agreement. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote the shares of Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the certificate representing the shares of Stock until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the certificate representing the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.

         (b) Forfeiture Restrictions to be Established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the revenue of the Company or an Affiliate designated by the Committee, (4) the revenue of a business unit of the Company or an Affiliate designated by the Committee, (5) the return on stockholders' equity, or return on assets, achieved by the Company or an Affiliate designated by the Committee, or (6) the pre-tax cash flow from operations of the Company or an Affiliate designated by the Committee (the matters listed in the preceding items (1) through (6) shall hereinafter be referred to as "Performance Measures"), (ii) the Holder's continued service or employment with the Company or an Affiliate for a specified period of time, or
(iii) a combination  of any two or more of the factors listed in clauses (i) and
(ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph XII.

         (c) Other Terms and Conditions. No individual may be awarded more than 500,000 shares of Stock that are subject to a Restricted Stock Award in any calendar year. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment, the cessation of serving on the Board or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

         (d) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

         (e) Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                              X. PERFORMANCE AWARDS

         (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

         (b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Performance Award in any calendar year where the value of such award exceeds the Fair Market Value of 500,000 shares of Stock.

         (c) Performance Measures. A Performance Award shall be awarded to an Eligible Participant contingent upon future performance of the Eligible Participant, the Company, any Affiliate of the Company, or any subsidiary, division, department or business unit thereof by or in which the Eligible Participant is employed or for which the Eligible Participant performs services during the performance period. The Committee shall establish the Performance Measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

         (d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an Eligible Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

         (e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

         (f) Termination or Cessation of Employment or Other Service . A Performance Award shall terminate if the Holder does not remain continuously in the employ or other service of the Company at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

         (g) Agreements. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby and such Performance Measures as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                            XI. PHANTOM STOCK AWARDS

         (a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any Performance Measure. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Phantom Stock Award in any calendar year for more than 500,000 shares of Stock.

         (b) Award Period. Subject to the provisions hereof accelerating vesting on a Change of Control, the Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

         (c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account an Eligible Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

         (d) Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determine by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

         (e) Termination of Employment, Cessation of Serving on Board or Termination of Service A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Company or fails to serve on the Board or fails to perform services for the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

         (f) Agreements. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such Performance Measures as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                     XII. RECAPITALIZATION OR REORGANIZATION

         (a) Subdivision or Combination of Shares. The shares with respect to which Awards may be granted are shares of Stock as constituted on the effective date of the Plan, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or combination of its Stock, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (b) Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or shall be entitled to receive, as applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of capital stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

         (c) Change of Control. Upon the occurrence of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price of the Award. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time for the exercise of such Options on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution if, immediately prior to such merger, consolidation, sale of assets or dissolution the Holder had been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not alter any rights or terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

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

         (d) Other Events. In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

         (e) Corporate Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ranking prior to or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (f) Stockholder Approval.  Any adjustment provided for in Subparagraphs
(a), (b), (c) or (d) above shall be subject to any required stockholder action.

         (g) Issuance of Securities. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   XIII. AMENDMENT AND TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder), and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

         (a) to increase the maximum number of shares which may be issued under the Plan, or on exercise or surrender of an Award, except as provided in Paragraph XII;

         (b) to change the Option price;

         (c) to change the class of Eligible Participants to whom Awards may be made under the Plan, or to materially increase the benefits accruing to Eligible Participants under the Plan;

         (d) to extend the maximum period during which Awards may be granted under the Plan; or

         (e) to modify materially the requirements as to eligibility for participation in the Plan.

                               XIV. MISCELLANEOUS

         (a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Eligible Participant any right to be granted an Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement executed on behalf of the Company by an authorized representative thereof, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

         (b) No Employment or Service Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment or service with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or service at any time.

         (c) Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

         (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

         (f) Section 162(m). If the Company is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, Performance Awards and Phantom Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code; provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder. With respect to any Award granted to a "covered employee" (as defined in Section 162(m)(3) of the Code), if the payment of such Award is contingent on the satisfaction of performance goals, the Committee shall certify in writing prior to payment of such Award that such performance goals have been satisfied.

         (g) Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware.